SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2002
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                               Cecil Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                    0-24926                    52-1883546
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(State or other jurisdiction     (Commission file             (IRS Employer
of incorporation)                     number)             Identification Number)


127 North Street, Elkton, Maryland 21921
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(Address of Principal Executive Offices)  (Zip Code)


Registrant's telephone number, including area code: (410) 398-1650
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Item 9. Regulation FD Disclosure.
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         Effective October 1, 2002, Cecil Federal Savings Bank, the principal subsidiary of Cecil Bancorp, Inc. (the "Company"), became Cecil Federal Bank, a Maryland-chartered commercial bank. Cecil Federal Bank is a member of the Federal Reserve System. The Company, which became a bank holding company on that date, previously announced this planned conversion.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CECIL BANCORP, INC.

                                                    By: /s/ Mary B. Halsey
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                                                        Mary B. Halsey
                                                        President
Dated : October 8, 2002